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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  NOVEMBER 14, 1996

Date of Earliest Event Reported:  NOVEMBER 13, 1996



                               DEPARTMENT 56, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                        1-11908                 13-3684956
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



      ONE VILLAGE PLACE, 6436 CITY WEST PARKWAY, EDEN PRAIRIE, MN  55344
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code: (612) 944-5600

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                             Exhibit Index on Page 4

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ITEM 5.   OTHER EVENTS.

          A copy of each of the Press Release and the Internet/Website Announcement, each dated November 13, 1996, is attached hereto as Exhibit 99.1 and 99.2, respectively, and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1   Press Release, dated November 13, 1996.

               99.2   Internet/Website Announcement, dated November 13, 1996.


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                             Exhibit Index on Page 4

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 14, 1996


                                   DEPARTMENT 56, INC.


                                   /s/David H. Weiser
                                   ---------------------------------------------
                                   David H. Weiser
                                   Vice President, General Counsel and Secretary


                                   PAGE 3 OF 6
                             Exhibit Index on Page 4

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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION                                     PAGE

99.1                  Press Release, dated November 13, 1996           5

99.2                  Internet/Website Announcement,                   6
                      dated November 13, 1996.


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                             Exhibit Index on Page 4